Nature of Operations	12 Months Ended
Dec. 31, 2025
Nature of Operations [abstract]
NATURE OF OPERATIONS
1.	NATURE OF OPERATIONS

Titan Mining Corporation (“Titan” or the “Company”) was incorporated on October 15, 2012 under the laws of British Columbia and is a natural resources company engaged in the acquisition, exploration, development and production of mineral properties. The Company holds a 100% indirect ownership interest in the Empire State Mine in Northern New York State, United States.

The Company’s common shares are listed on the Toronto Stock Exchange and trade under the symbol “TI.TO” and on the NYSE American, trading under the symbol “TII”.

These consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of operations.